UNITED STATES
SECURITIES AND
EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange
Act
Date of Report (Date of
Earliest Event Reported):
August 31, 2026
Cal-Maine Foods, Inc.
(Exact name of registrant as
specified in its charter)
Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)
1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive
offices (zip code))
601
-
948-6813
(Registrant’s telephone number, including
area code)
Check the appropriate box below if the
Form 8-K filing is intended to simultaneously
satisfy the filing obligation of
the
registrant under any of the following provisions
(see General Instruction
A.2 below):
☐
Written communications pursuant to Rule 425 under
the Securities Act
(17 CFR 230.425)
☐
Soliciting material pursuant to
Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
☐
Pre-commencement communications
pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications
pursuant to Rule 13e-4(c) under
the Exchange
Act (17 CFR 240.13e-4(c))
Securities registered
pursuant to Section
12(b) of the
Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ
Global Select Market
Indicate by check mark
whether the registrant is an emerging growth
company as defined in Rule 405 of
the Securities
Act of
1933 (§230.405 of this chapter)
or Rule 12b-2 of the Securities Exchange
Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate
by check mark if the registrant
has elected not to use the extended
transition period
for complying with any new or revised
financial accounting standards provided
pursuant to Section 13(a)
of the Exchange
Act.
☐

Item 1.01 Entry into a Material
Definitive Agreement
On August 31, 2026, Cal-Maine Foods, Inc. (the “Company”), as
borrower, and certain of its wholly-owned direct and indirect domestic subsidiaries,
as guarantors
(the “Guarantors”),
entered into a
Second
Amended and
Restated Credit
Agreement effective
as of that date (the “New
Credit Agreement”)
with BMO Bank N.A. (the “Administrative
Agent”), as
Administrative Agent, and
other lenders
party thereto.
The New
Credit
Agreement
amends and
restates
the Company’s existing
Amended
and Restated
Credit
Agreement, dated November
15, 2021 (as amended from time to time).
The New Credit Agreement provides for a senior unsecured revolving credit facility in an initial aggregate principal amount
o
f
up to $250 million (the “Revolver”),
which includes a $25 million
sublimit for the issuance
of standby letters of credit and a $25
million sublimit for swingline
loans (collectively, the “Credit Facility”). The Credit
Facility also includes
an accordion feature
permitting the Company, with
the consent of the Administrative Agent, to increase the Credit Facility by up to
$250 million in
the aggregate with one or more
incremental senior term loans or an increase in the revolving commitments under the
Revolver.
The proceeds
of the
Credit Facility
can be
used by
the Company
for general
working capital
and corporate
purposes, capital
expenditures, to finance
permitted acquisitions, for
such other
legal and
proper purposes
as are consistent
with all applicable
laws
and to fund fees and expenses associated
with the New Credit
Agreement. As of
September 1, 2026, no amounts were borrowed
under the Credit Facility and $5.9 million in
standby letters of credit were
issued under the Credit Facility.
The Credit Facility has a term of five
years and will mature on
August 31, 2031.
The interest rate in connection with loans made under the Credit Facility will be based, at the Company’s election, on either the
Term SOFR Rate
plus the Applicable Margin or
the Base Rate
plus the Applicable Margin, each as
defined in the
New Credit
Agreement. The
New Credit
Agreement contains customary provisions regarding
replacement of the
Term SOFR Rate.
The New Credit Agreement contains customary covenants, including, but not limited to, restrictions on the incurrence of liens,
incurrence
of additional debt,
sales of assets,
joint venture
investments and
other fundamental
corporate changes
and investments.
The New
Credit
Agreement requires
maintenance of
two financial covenants:
(i) a maximum
Total Funded Debt
to Capitalization
Ratio tested quarterly of no greater
than 50%; and (ii) requirement
to maintain Minimum Tangible
Net Worth at all
times of $1.5
billion plus 50% of consolidated net income (if net income is positive) less permitted restricted payments for each fiscal quarter
after May
30,
2026. The New
Credit Agreement also
includes customary
events of
default and
customary remedies
upon the
occurrence of an event
of default, including
acceleration of the
amounts due under
the Credit Facility. Further, under
the terms of
the New
Credit
Agreement, the Company
may make
dividend payments or
share repurchases,
as long as
both immediately before
and after giving effect to such
dividend payments or repurchases no uncured event of default has occurred and is continuing or
any event
or condition the
occurrence
of which would,
with the passage
of time or
the giving of
notice or both,
constitute an event
of default has occurred and the
Company is in compliance with each
of the financial covenants on a pro forma basis.
With certain
limited exceptions,
the Credit
Facility is
guaranteed
by all
the wholly-owned
direct and
indirect domestic
subsidiaries
of the
Company
and the
New Credit
Agreement requires
that
any
future wholly-owned
direct or
indirect subsidiaries
of the
Company guarantee the Credit Facility.
The foregoing
description of
the New
Credit
Agreement
does not
purport to
be complete
and is
qualified in
its entirety
by reference
to such document,
which is
filed as
Exhibit 10.1
hereto and
incorporated herein
by reference.
Capitalized terms not
defined herein
have the meaning ascribed to them in the
New Credit
Agreement.
Item 2.03.
– Creation
of a
Direct Financial
Obligation or an
Obligation under
an Off-Balance Sheet Arrangement of
a
Registrant
The information contained in Item 1.01 to
this Current Report on Form 8-K is incorporated
herein by reference.
Item 9.01.
Financial Statements and Exhibits
(d)
Exhibits
Exhibit
Number Description
10.1
Second Amended and Restated Credit Agreement, dated August 31, 2026, among Cal-Maine Foods,
Inc., the Guarantors, the Lenders and BMO Bank N.A., as Administrative Agent
104
Cover Page Interactive Data
File, (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements for
the Securities Exchange
Act of 1934, the registrant has duly
caused this report to be signed on
its behalf by the undersigned hereunto duly
authorized.
CAL-MAINE FOODS, INC.
Date: September 2, 2026
By:
/s/ Max P. Bowman
Max P. Bowman
Director, Vice President, and
Chief Financial Officer